Provisions	12 Months Ended
Jun. 30, 2020
Samarco dam failure [member]
Statement [LineItems]
Provisions
4    Significant events – Samarco dam failure
On 5 November 2015, the Samarco Mineração S.A. (Samarco) iron ore operation in Minas Gerais, Brazil, experienced a tailings dam failure that resulted in a release of mine tailings, flooding the communities of Bento Rodrigues, Gesteira and Paracatu and impacting other communities downstream (the Samarco dam failure). Refer to section 1.8 ‘Samarco’.
Samarco is jointly owned by BHP Billiton Brasil Ltda (BHP Brasil) and Vale S.A. (Vale). BHP Brasil’s 50 per cent interest is accounted for as an equity accounted joint venture investment. BHP Brasil does not separately recognise its share of the underlying assets and liabilities of Samarco, but instead records the investment as one line on the balance sheet. Each period, BHP Brasil recognises its 50 per cent share of Samarco’s profit or loss and adjusts the carrying value of the investment in Samarco accordingly. Such adjustment continues until the investment carrying value is reduced to US$ nil, with any additional share of Samarco losses only recognised to the extent that BHP Brasil has an obligation to fund the losses. After applying equity accounting, any remaining carrying value of the investment is tested for impairment.
Any charges relating to the Samarco dam failure incurred directly by BHP Brasil or other BHP entities are recognised 100 per cent in the Group’s results.
The financial impacts of the Samarco dam failure on the Group’s income statement, balance sheet and cash flow statement for the year ended 30 June 2020 are shown in the table below and have been treated as an exceptional item.

Financial impacts of Samarco dam failure	2020	2019	2018
	US$M	US$M	US$M
Income statement
Other income (1)	489	50	–
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure (2)	(64)	(57)	(57)
Loss from equity accounted investments, related impairments and expenses:
Samarco impairment expense (3)	(95)	(96)	(80)
Samarco Germano dam decommissioning (4)	46	(263)	–
Samarco dam failure provision (5)	(459)	(586)	(429)

Loss from operations	(83)	(952)	(566)
Net finance costs (6)	(93)	(108)	(84)

Loss before taxation	(176)	(1,060)	(650)
Income tax benefit	–	–	–

Loss after taxation	(176)	(1,060)	(650)

Balance sheet movement
Trade and other payables	(5)	4	4
Provisions	(137)	(629)	(228)

Net liabilities	(142)	(625)	(224)

		2020		2019		2018
		US$M		US$M		US$M
Cash flow statement
Loss before taxation		(176)		(1,060)		(650)
Adjustments for:
Samarco impairment expense (3)	95		96		80
Samarco Germano dam decommissioning (4)	(46)		263		–
Samarco dam failure provision (5)	459		586		429
Net finance costs (6)	93		108		84
Changes in assets and liabilities:
Trade and other payables	5		(4)		(4)

Net operating cash flows		430		(11)		(61)

Net investment and funding of equity accounted investments (7)		(464)		(424)		(365)

Net investing cash flows		(464)		(424)		(365)

Net decrease in cash and cash equivalents		(34)		(435)		(426)

(1)	Proceeds from insurance settlements.

(2)	Includes legal and advisor costs incurred.

(3)
Following a change to IAS 28 ‘Investments in Associates and Joint Ventures’ the loss from working capital funding provided during the period will be disclosed as an impairment included within the Samarco impairment expense line item and not as operating loss. Comparative periods have been restated to reflect the change.

(4)	US$37 million change in estimate and US$(83) million exchange translation.

(5)	US$916 million change in estimate and US$(457) million exchange translation.

(6)	Amortisation of discounting of provision.

(7)
Includes US$(95) million funding provided during the period, US$(365) million utilisation of the Samarco dam failure provision, and US$(4) million utilisation of the Samarco Germano decommissioning provision.

Equity accounted investment in Samarco
BHP Brasil’s investment in Samarco remains at US$ nil. BHP Brasil provided US$95 million funding under a working capital facility during the period and recognised impairment losses of US$95 million. No dividends have been received by BHP Brasil from Samarco during the period and Samarco currently does not have profits available for distribution.
Provisions related to the Samarco dam failure

		2020		2019
		US$M		US$M
At the beginning of the financial year		1,914		1,285
Movement in provisions		137		629
Comprising:
Utilised	(369)		(328)
Adjustments charged to the income statement:
Change in estimate - Samarco dam failure provision	916		579
Change in estimate - Samarco Germano dam decommissioning	37		263
Amortisation of discounting impacting net finance costs	93		108
Exchange translation	(540)		7

At the end of the financial year		2,051		1,914

Comprising:
Current		896		440
Non-current		1,155		1,474

At the end of the financial year		2,051		1,914

Samarco dam failure provisions and contingencies
As at 30 June 2020, BHP Brasil has identified provisions and contingent liabilities arising as a consequence of the Samarco dam failure as follows:
Provisions
Provision for Samarco dam failure
On 2 March 2016, BHP Brasil, Samarco and Vale, entered into a Framework Agreement with the Federal Government of Brazil, the states of Espírito Santo and Minas Gerais and certain other public authorities to establish a foundation (Fundação Renova) that will develop and execute environmental and socio-economic programs (Programs) to remediate and provide compensation for damage caused by the Samarco dam failure. Key Programs include those for financial assistance and compensation of impacted persons, including fisherfolk impacted by the dam failure, and those for remediation of impacted areas and resettlement of impacted communities. A committee (Interfederative Committee) comprising representatives from the Brazilian Federal and State Governments, local municipalities, environmental agencies, impacted communities and Public Defence Office oversees the activities of the Fundação Renova in order to monitor, guide and assess the progress of actions agreed in the Framework Agreement. In addition, the 12th Federal Court is supervising the work of the Fundação Renova and in July 2020 made decisions relating to financial compensation for impacted persons in two municipalities, which have been considered in the Samarco dam failure provision change in estimate. Further decisions are anticipated in FY2021.

The term of the Framework Agreement is 15 years, renewable for periods of one year successively until all obligations under the Framework Agreement have been performed. Under the Framework Agreement, Samarco is responsible for funding Fundação Renova’s annual calendar year budget for the duration of the Framework Agreement. The funding amounts for each calendar year will be dependent on the remediation and compensation projects to be undertaken in a particular year. Annual contributions may be reviewed under the Framework Agreement. To the extent that Samarco does not meet its funding obligations, each of BHP Brasil and Vale has funding obligations under the Framework Agreement in proportion to its 50 per cent shareholding in Samarco.
Samarco is currently progressing plans to resume operations, however significant uncertainties surrounding the nature and extent of future operations remain. In light of these uncertainties and based on currently available information, BHP Brasil’s provision for its obligations under the Framework Agreement Programs is US$1.8 billion before tax and after discounting at 30 June 2020 (30 June 2019: US$1.7 billion).
Under a Governance Agreement ratified on 8 August 2018, BHP Brasil, Samarco and Vale were to establish a process to renegotiate the Programs over two years to progress settlement of the R$155 billion (approximately US$28 billion) Federal Public Prosecution Office claim (described below). The renegotiation process remains outstanding as certain pre-requisites established in the Governance Agreement are yet to be implemented. However, the renegotiation may be extended for a further two years by mutual consent of the parties.
BHP Brasil, Samarco and Vale maintain security comprising R$1.3 billion (approximately US$240 million) in insurance bonds and a charge of R$800 million (approximately US$145 million) over Samarco’s assets. A further R$100 million (approximately US$20 million) in liquid assets previously maintained as security has been released for COVID-19 related response efforts in Brazil. The security is maintained for a period of 30 months from ratification of the Governance Agreement, after which BHP Brasil, Vale and Samarco will be required to provide security of an amount equal to the Fundação Renova’s annual budget up to a limit of R$2.2 billion (approximately US$400 million).
Samarco Germano dam decommissioning
Samarco is currently progressing plans for the accelerated decommissioning of its upstream tailings dams (the Germano dam complex). Given the significant uncertainties surrounding the nature and extent of Samarco’s future operations and related cash flows, BHP Brasil recognises a provision of US$227 million (30 June 2019: US$263 million) for a 50 per cent share of the remaining expected Germano decommissioning cost. The decommissioning is at an early stage and as a result, further engineering work and required validation by Brazilian authorities could lead to changes to estimates in future reporting periods.

Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.

Management has determined that a provision can only be recognised for obligations under the Framework Agreement and Samarco Germano dam decommissioning as at 30 June 2020. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted below, given their status.

Estimates

The provisions for Samarco dam failure and Samarco Germano dam decommissioning currently reflect the estimated remaining costs to complete Programs under the Framework Agreement and estimated costs to complete the Germano dam decommissioning and require the use of significant judgements, estimates and assumptions. Based on current estimates, it is expected that approximately 75 per cent of remaining costs for Programs under the Framework Agreement will be incurred by December 2021.

While the provisions have been measured based on latest information available, likely changes in facts and circumstances in future reporting periods may lead to revisions to these estimates. However, it is currently not possible to determine what facts and circumstances may change, therefore the possible revisions in future reporting periods cannot be reliably measured.

The key estimates that may have a material impact upon the provisions in the next and future reporting periods include:

•	timing of repealing the fishing ban along the Rio Doce, which is subject to certain regulatory approvals and could impact upon the duration of financial assistance and compensation payments;

•	number of people eligible for financial assistance and compensation, as duration of registration periods and changes to geographical boundaries or eligibility criteria could impact estimated future costs;

•	costs to complete resettlement of the Bento Rodrigues, Gesteira and Paracatu communities.

The provisions may also be affected by factors including but not limited to:

•	resolution of existing and potential legal claims;

•	potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of the decisions of the Interfederative Committee along with further technical analysis, community participation required under the Governance Agreement and rulings made by the 12th Federal Court;

•	the outcome of ongoing negotiations with State and Federal Prosecutors, including review of Fundação Renova’s Programs as provided in the Governance Agreement;

•	actual costs incurred;

•	resolution of uncertainty in respect of the nature and extent of Samarco’s future operations;

•	costs to complete the Germano dam decommissioning;

•	updates to discount and foreign exchange rates.

Given these factors, future actual expenditures may differ from the amounts currently provided and changes to key assumptions and estimates could result in a material impact to the provision in the next and future reporting periods.

Contingent liabilities
The following matters are disclosed as contingent liabilities and given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of potential future exposures for BHP, unless otherwise stated. Ultimately, all the legal matters disclosed as contingent liabilities could have a material adverse impact on BHP’s business, competitive position, cash flows, prospects, liquidity and shareholder returns.
Federal Public Prosecution Office claim
BHP Brasil is among the defendants named in a claim brought by the Federal Public Prosecution Office on 3 May 2016, seeking R$155 billion (approximately US$28 billion) for reparation, compensation and moral damages in relation to the Samarco dam failure.
The 12th Federal Court previously suspended the Federal Public Prosecution Office claim, including a R$7.7 billion (approximately US$1.4 billion) injunction request. Despite suspension of the claim being for a period of two years from the date of ratification of the Governance Agreement on 8 August 2018, the claim has not been resumed and the parties may negotiate a further extension.
United States class action complaint – Samarco bond holders
On 14 November 2016, a putative class action complaint (Bondholder Complaint) was filed in the U.S. District Court for the Southern District of New York on behalf of purchasers of Samarco’s ten-year
bond notes due 2022-2024 between 31 October 2012 and 30 November 2015. The Bondholder Complaint was initially filed against Samarco and the former chief executive officer of Samarco.
The Bondholder Complaint was subsequently amended to include BHP Group Ltd, BHP Group Plc, BHP Brasil, Vale and officers of Samarco, including four of Vale and BHP Brasil’s nominees to the Samarco Board. On 5 April 2017, the plaintiff discontinued its claims against the individual defendants.
The complaint, along with a second amended complaint, has previously been dismissed by the Court. The plaintiff filed a motion for reconsideration, or leave to file a third amended complaint, which was denied by the Court on 30 October 2019. The plaintiff has appealed this decision and the appeal remains pending before the Court.
The amount of damages sought by the putative class is unspecified.
Australian class action complaints
BHP Group Ltd is named as a defendant in a shareholder class action filed in the Federal Court of Australia on behalf of persons who acquired shares in BHP Group Ltd on the Australian Securities Exchange or shares in BHP Group Plc on the London Stock Exchange and Johannesburg Stock Exchange in periods prior to the Samarco dam failure. The amount of damages sought is unspecified.
United Kingdom group action complaint
BHP Group Plc and BHP Group Ltd are named as defendants in group action claims for damages that have been filed in the courts of England. These claims have been filed on behalf of certain individuals, governments, businesses and communities in Brazil allegedly impacted by the Samarco dam failure. The amount of damages sought in these claims is unspecified.
The court heard a preliminary application filed by BHP to strike out or stay this action on jurisdictional and other procedural grounds in July 2020. The court has not yet issued its judgement on this application.

Criminal charges
The Federal Prosecutors’ Office has filed criminal charges against BHP Brasil, Samarco and Vale and certain employees and former employees of BHP Brasil (Affected Individuals) in the Federal Court of Ponte Nova, Minas Gerais. On 3 March 2017, BHP Brasil filed its preliminary defences. The Federal Court terminated the charges against eight of the Affected Individuals. The Federal Prosecutors’ Office has appealed seven of those decisions. BHP Brasil rejects outright the charges against the company and the Affected Individuals and will defend the charges and fully support each of the Affected Individuals in their defence of the charges.
Other claims
The civil public actions filed by State Prosecutors in Minas Gerais (claiming damages of approximately R$7.5 billion, US$1.4 billion), State Prosecutors in Espírito Santo (claiming damages of approximately R$2 billion, US$365 million), and public defenders in Minas Gerais (claiming damages of approximately R$10 billion, US$1.8 billion), have been consolidated before the 12th Federal Court and suspended. The Governance Agreement provides for a process to review whether these civil public claims should be terminated or suspended.
BHP Brasil is among the companies named as defendants in a number of legal proceedings initiated by individuals, non-governmental
organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The other defendants include Vale, Samarco and Fundação Renova. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing.
Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against BHP Brasil and possibly other BHP entities in Brazil or other jurisdictions.
BHP insurance
BHP has various third party liability insurances for claims related to the Samarco dam failure made directly against BHP Brasil or other BHP entities, their directors and officers, including class actions. External insurers have been notified of the Samarco dam failure, the third party claims and the class actions referred to above.
In the year ended 30 June 2020, BHP recognised income of US$489 million relating to proceeds from insurance settlements. As at 30 June 2020, an insurance receivable has not been recognised for any potential recoveries in respect of ongoing matters.
Commitments
Under the terms of the Samarco joint venture agreement, BHP Brasil does not have an existing obligation to fund Samarco.
In November 2019, BHP approved US$44 million for BHP Brasil’s share of funding for work related to the restart of Samarco’s operations. In December 2019, a further short-term facility of up to US$212 million was made available to carry out remediation and stabilisation work and support Samarco’s care and maintenance and operational restart. In the six months to 30 June 2020, US$68 million of the total amount approved has been provided to Samarco. Further funds will be released to Samarco only as required and subject to the achievement of key milestones with amounts undrawn expiring at 31 December 2020.
Any additional requests for funding or future investment provided would be subject to a future decision by BHP, accounted for at that time.

The following section includes disclosure required by IFRS of Samarco Mineração S.A.’s provisions, contingencies and other matters arising from the dam failure for matters in addition to the above-mentioned claims to which Samarco is a party.

Samarco

Dam failure related provisions and contingencies

In addition to its obligations under the Framework Agreement as at 30 June 2020, Samarco has recognised provisions of US$0.2 billion (30 June 2019: US$0.2 billion), based on currently available information. The magnitude, scope and timing of these additional costs are subject to a high degree of uncertainty and Samarco has indicated that it anticipates that it will incur future costs beyond those provided. These uncertainties are likely to continue for a significant period and changes to key assumptions could result in a material change to the amount of the provision in future reporting periods. Any such unrecognised obligations are therefore contingent liabilities and, at present, it is not practicable to estimate their magnitude or possible timing of payment. Accordingly, it is also not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures at this time.

Samarco is also named as a defendant in a number of other legal proceedings initiated by individuals, non-governmental
organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing. Given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures to Samarco.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against Samarco.

Samarco insurance

Samarco has standalone insurance policies in place with Brazilian and global insurers. Insurers’ loss adjusters or claims representatives continue to investigate and assist with the claims process for matters not yet settled. As at 30 June 2020, an insurance receivable has not been recognised by Samarco in respect of ongoing matters.

Samarco commitments

At 30 June 2020, Samarco has commitments of US$0.4 billion (30 June 2019: US$0.5 billion). Following the dam failure Samarco invoked force majeure clauses in a number of long-term contracts with suppliers and service providers to suspend contractual obligations.

Samarco non-dam failure related contingent liabilities

The following
non-dam
failure related contingent liabilities
pre-date
and are unrelated to the Samarco dam failure. Samarco is currently contesting both of these matters in the Brazilian courts. Given the status of these tax matters, the timing of resolution and potential economic outflow for Samarco is uncertain.

Brazilian Social Contribution Levy

Samarco has received tax assessments for the alleged
non-payment
of Brazilian Social Contribution Levy for the calendar years 2007-2014 totalling approximately R$5.5 billion (approximately US$1 billion).

Brazilian corporate income tax rate

Samarco has received tax assessments for alleged incorrect calculation of Corporate Income Tax (IRPJ) in respect of the 2000-2003 and 2007-2014 income years totalling approximately R$4.5 billion (approximately US$0.8 billion).

Closure and rehabilitation provisions [member]
Statement [LineItems]
Provisions
14    Closure and rehabilitation provisions

	2020	2019
	US$M	US$M
At the beginning of the financial year	6,977	6,330
Capitalised amounts for operating sites:
Change in estimate	1,255	494
Exchange translation	(188)	(194)
Adjustments charged/(credited) to the income statement:
Increases to existing and new provisions	731	318
Exchange translation	(19)	(7)
Released during the year	(43)	(33)
Other adjustments to the provision:
Amortisation of discounting impacting net finance costs	356	353
Expenditure on closure and rehabilitation activities	(258)	(201)
Exchange variations impacting foreign currency translation reserve	(1)	(2)
Divestment and demerger of subsidiaries and operations	–	(80)
Other movements	–	(1)

At the end of the financial year	8,810	6,977

Comprising:
Current	373	361
Non-current	8,437	6,616

Operating sites	6,636	5,535
Closed sites	2,174	1,442

The Group is required to rehabilitate sites and associated facilities at the end of, or in some cases, during the course of production, to a condition acceptable to the relevant authorities, as specified in licence requirements and the Group’s environmental performance requirements as set out within
Our Charter.
The key components of closure and rehabilitation activities are:

•	the removal of all unwanted infrastructure associated with an operation;

•	the return of disturbed areas to a safe, stable, productive and self-sustaining condition, consistent with the agreed end land use.
Recognition and measurement
Provisions for closure and rehabilitation are recognised by the Group when:

•	it has a present legal or constructive obligation as a result of past events;

•	it is more likely than not that an outflow of resources will be required to settle the obligation;

•	the amount can be reliably estimated.

Initial recognition	Subsequent remeasurement

Closure and rehabilitation provisions are initially recognised when an environmental disturbance first occurs. The individual site provisions are an estimate of the expected value of future cash flows required to rehabilitate the relevant site using current restoration standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using currency specific discount rates aligned to the estimated timing of cash outflows.

When provisions for closure and rehabilitation are initially recognised, the corresponding cost is capitalised as an asset, representing part of the cost of acquiring the future economic benefits of the operation.

The closure and rehabilitation asset, recognised within property, plant and equipment, is depreciated over the life of the operations. The value of the provision is progressively increased over time as the effect of discounting unwinds, resulting in an expense recognised in net finance costs.

The closure and rehabilitation provision is reviewed at each reporting date to assess if the estimate continues to reflect the best estimate of the obligation. If necessary, the provision is remeasured to account for factors, including:

•

 revisions to estimated reserves and lives of operations;

•

  developments in technology;

•

  regulatory requirements and environmental management strategies;

•

  changes in the estimated extent and costs of anticipated activities, including the effects of inflation and movements in foreign exchange rates;

•

movements in interest rates affecting the discount rate applied.

Changes to the closure and rehabilitation estimate for operating sites are added to, or deducted from, the related asset and amortised on a prospective basis accordingly over the remaining life of the operation, generally applying the units of production method.

Costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognised as an expense and liability when the event gives rise to an obligation that is probable and capable of reliable estimation.

Closed sites
Where future economic benefits are no longer expected to be derived through operation, changes to the associated closure and remediation costs are charged/(credited) to the income statement in the period identified. This amounted to a charge of US$669 million in the year ended 30 June 2020 (2019: charge of US$251 million; 2018: credit of US$(21) million).

Key estimates

The recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•

  the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure and rehabilitation activities (including activities to mitigate the potential physical impact of climate change);

• costs associated with future rehabilitation activities;

• applicable real discount rates;

• the timing of cash flows and ultimate closure of operations.

Rehabilitation activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts. Remaining production lives range from 4-91 years with an average for all sites, weighted by current closure provision, of approximately 28 years. The discount rates applied to the Group’s closure and rehabilitation provisions were revised during the year to reflect decreases in market interest rates. The effect of changes to discount rates was an increase of approximatively US$675 million in the closure and rehabilitation provision of which US$90 million in respect of closed sites was recognised in the income statement.

A further 0.5 per cent decrease in the real discount rates applied at 30 June 2020 would result in an increase to the closure and rehabilitation provision of US$772 million, an increase in property, plant and equipment of US$606 million in relation to operating sites and an income statement charge of US$166 million in respect of closed sites. In addition, the change would result in an increase of approximately US$35 million to depreciation expense and a US$16 million reduction in net finance costs for the year ending 30 June 2021.

Given the long-lived nature of the majority of the Group’s assets, closure activities are not expected to occur for a significant period of time. While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies and detailed analysis of the closure activities for individual assets will be performed as the assets near the end of their operational life and/or detailed closure plans are required to be submitted to relevant regulatory authorities. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new restoration techniques, changes in regulatory requirements for rehabilitation, risks relating to climate change and the transition to a lower carbon economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.

Provision for dividends and other liabilities [member]
Statement [LineItems]
Provisions
18    Provisions for dividends and other liabilities
The disclosure below excludes closure and rehabilitation provisions (refer to note 14 ‘Closure and rehabilitation provisions’), employee benefits, restructuring and post-retirement employee benefits provisions (refer to note 25 ‘Employee benefits, restructuring and post-retirement employee benefits provisions’) and provisions related to the Samarco dam failure (refer to note 4 ‘Significant events – Samarco dam failure’).

	2020	2019
	US$M	US$M
Movement in provision for dividends and other liabilities
At the beginning of the financial year	501	944
Dividends determined	7,234	11,302
Charge/(credit) for the year:
Underlying	1,027	372
Discounting	3	10
Exchange variations	(356)	101
Released during the year	(94)	(391)
Utilisation	(99)	(338)
Dividends paid	(6,876)	(11,395)
Transfers and other movements	(100)	(104)

At the end of the financial year	1,240	501

Comprising:
Current	258	220
Non-current	982	281

Employee benefits, restructuring and post-retirement employee benefits provisions [member]
Statement [LineItems]
Provisions
25    Employee benefits, restructuring and post-retirement employee benefits provisions

	2020	2019
	US$M	US$M
Employee benefits (1)	1,313	1,140
Restructuring (2)	34	78
Post-retirement employee benefits (3)	547	493

Total provisions	1,894	1,711

Comprising:
Current	1,283	1,154
Non-current	611	557

2020	Employee benefits	Restructuring	Post- retirement employee benefits (3)	Total
	US$M	US$M	US$M	US$M
At the beginning of the financial year	1,140	78	493	1,711
Charge/(credit) for the year:
Underlying	1,224	26	65	1,315
Discounting	–	–	36	36
Net interest expense	–	–	(21)	(21)
Exchange variations	(31)	(1)	(34)	(66)
Released during the year	(127)	(12)	(1)	(140)
Remeasurement gains taken to retained earnings	–	–	81	81
Utilisation	(893)	(58)	(70)	(1,021)
Transfers and other movements	–	1	(2)	(1)

At the end of the financial year	1,313	34	547	1,894

(1)	The expenditure associated with total employee benefits will occur in a pattern consistent with when employees choose to exercise their entitlement to benefits.

(2)	Total restructuring provisions include provisions for terminations and office closures.

(3)	Refer to note 26 ‘Pension and other post-retirement obligations’.

Recognition and measurement
Provisions are recognised by the Group when:

•	there is a present legal or constructive obligation as a result of past events;

•	it is more likely than not that a permanent outflow of resources will be required to settle the obligation;

•	the amount can be reliably estimated and measured at the present value of management’s best estimate of the cash outflow required to settle the obligation at reporting date.

Provision	Description
Employee benefits
Liabilities for annual leave and any accumulating sick leave accrued up until the reporting date that are expected to be settled within 12 months are measured at the amounts expected to be paid when the liabilities are settled.

Liabilities for long service leave are measured as the present value of estimated future payments for the services provided by employees up to the reporting date and disclosed within employee benefits.

Liabilities that are not expected to be settled within 12 months are discounted at the reporting date using market yields of high-quality corporate bonds or government bonds for countries where there is no deep market for corporate bonds. The rates used reflect the terms to maturity and currency that match, as closely as possible, the estimated future cash outflows.

In relation to industry-based long service leave funds, the Group’s liability, including obligations for funding shortfalls, is determined after deducting the fair value of dedicated assets of such funds.

Liabilities for unpaid wages and salaries are recognised in other creditors.

Restructuring
Restructuring provisions are recognised when:

•

 the Group has a detailed formal plan identifying the business or part of the business concerned, the location and approximate number of employees affected, a detailed estimate of the associated costs, and an appropriate timeline;

•

  the restructuring has either commenced or been publicly announced and can no longer be withdrawn.

Payments falling due greater than 12 months after the reporting date are discounted to present value.